Exhibit 10.8
Execution Copy
AMENDMENT NUMBER ONE TO
CONCENTRATE PURCHASE AND SALES AGREEMENT
This AMENDMENT NUMBER ONE (the “Amendment”) to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996 (the “Agreement”), is entered into between P.T. FREEPORT INDONESIA COMPANY, an Indonesian limited liability company which is also domesticated in Delaware, USA (hereinafter “Seller”) and P.T. SMELTING CO., an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning as in the Agreement.
WITNESSETH:
WHEREAS, pursuant to the provisions of Section 9.1 (i) of the Agreement, Buyer and Seller have met, negotiated in good faith, and have agreed upon the basis for the determination of such charges which will be applicable to the Part A Tonnage for the period commencing with the first delivery of Concentrates under the Agreement and continuing through December 31,
2004;
WHEREAS, as a part of the above referenced agreement reached between Buyer and Seller pursuant to Section 9.1 (i) of the Agreement, Buyer and Seller have also agreed to amend Section 9.1 (ii) of the Agreement to defer for one (1) year the schedule for the first negotiation to take place pursuant to Section 9.1 (ii), so that such first negotiation under Section 9.1 (ii) shall be concluded on or before March 31, 2004 rather than on or before March 31, 2003; and in connection with such deferral Buyer and Seller have also agreed that the commencement date of the five (5) year period to be governed by the results of such negotiation will also be deferred for one (1) year, so that the commencement date for such first five (5) year period under Section 9.1(ii) will be revised from January 1, 2004 to January 1, 2005;
WHEREAS, as a part of the above referenced agreement Buyer and Seller have agreed on revised wording for the description of Contracts Criteria (x) in Appendix “A” of the Agreement;
WHEREAS, in order to more clearly express their original intentions Buyer and Seller have agreed to substitute new Appendices “C” and “D” for the original Appendices “C” and “D” to the Agreement; and
WHEREAS, Buyer and Seller wish to evidence their agreement regarding such matters.

NOW, THEREFORE, Seller and Buyer hereby agree as follows:
1.    Smelting and Refining Charges for Part A Tonnage under Section 9.1 (i). Notwithstanding anything to the contrary recited in Section 9.1 (i), the basis for the determination of the smelting and refining charges which will be applicable to the Part A Tonnage in each cargo of Concentrates delivered under the Agreement for the period commencing with the first shipment of Concentrates under the Agreement and continuing through December 31, 2004, shall be as follows:

(a)Commencing with the first shipment of Concentrates under the Agreement and continuing with respect to all shipments of Concentrates under the Agreement through December 31, 2000, the smelting and refining charges for one hundred percent (100%) of the Part A Tonnage in each cargo shall be identical to the smelting and refining charges which are applicable to the Part B Tonnage in each cargo; and

(b)For all shipments of Concentrates under the Agreement for the period January 1, 2001 through December 31, 2004, the smelting and refining charges which shall be applicable to forty percent (40%) of the Part A Tonnage in each cargo, shall be identical to the smelting and refining charges which are applicable to the Part B Tonnage in each cargo, and the smelting and refining charges, which shall be in the form of a combined smelting charge and Payable Copper, Payable Gold and Payable Silver refining charge, which shall be applicable to sixty percent (60%) of the Part A Tonnage in each cargo, shall be determined as follows:
(i) Payable Copper Price from $0.80 through $1.00. lf the Payable Copper price determined pursuant to Section 8.6 of the Agreement for any cargo of Concentrates sold hereunder during such period shall be equal to or greater than $0.80 per pound and less than or equal to $1.00 per pound, then a combined smelting and refining charge equal to 23.3% of such Payable Copper price shall be subtracted from such Payable Copper price to establish the amount actually payable by Buyer to Seller for such Payable Copper.
(ii) Payable Copper Price Less Than $0.80. If the Payable Copper price determined pursuant to Section 8.6 of the Agreement for any cargo of Concentrates sold hereunder during such period shall be less than $0.80 per pound, then a combined smelting and refining charge of $0.1864 per pound of Payable Copper minus 10% of the amount by which such Payable Copper price is less than $0.80 per pound shall be subtracted from such Payable Copper price to establish the amount actually payable by Buyer to Seller for such Payable Copper; provided, however, in no event will the combined smelting and refining charge deduction be less than $0.185 per pound of Payable Copper for such portion of the Part A Tonnage.

(iii)Payable Copper Price Greater Than $1.00 through $1.50. If the Payable Copper price determined pursuant to Section 8.6 of the Agreement for any cargo of Concentrates sold hereunder during such period shall be greater than $1.00 per pound and less than or equal to $1.50 per pound, then a combined smelting and refining charge of $0.233 per pound of Payable Copper plus 15% of the amount by which such Payable Copper price exceeds $1.00 per pound shall be subtracted from such Payable Copper price to establish the amount actually payable by Buyer to Seller for such Payable Copper.

(iv)Payable Copper Price More Than $1.50. If the Payable Copper price determined pursuant to Section 8.6 of the Agreement for any cargo of Concentrates sold hereunder during such period shall be more than $1.50 per pound, then a combined smelting and refining charge of $0.308 per pound of Payable Copper plus 10% of the amount by which such price is more than $1.50 per pound shall be subtracted from such Payable Copper price to establish the amount actually payable by Buyer to Seller for such Payable Copper; provided, however, in no event will the smelting and refining charge deduction be more than $0.3925 per pound of Payable Copper for such Part A Tonnage.
2.    Negotiation of Smelting and Refining Charges for Part A Tonnage under Section 9.1 (ii). The first paragraph of Section 9.1 (ii) is hereby deleted and the following is substituted for such paragraph:
On or before March 31, 2004 and on or before March 31 of each fifth year thereafter, Buyer and Seller shall comply with the procedures set forth in Section 9.1 (i) including but not limited to the obligations associated with the right of each party to submit a third party offer(s) in order to determine the smelting and refining charges which will be applicable to one hundred percent (100%) of the Part A Tonnage for the five (5) Contract Years commencing on January 1, 2005 with respect to the first such settlement under this Section 9.1 (ii), and with the same timing to apply to each subsequent period of five (5) Contract Years, mutatis mutandis.
The parenthetical language on Line 5 of the fourth paragraph of Section 9.1 (ii) is also hereby deleted and the following is substituted for such language:
(i.e. 2004, 2009 and so on, as applicable)

3.    Contracts Criteria (x) of Appendix “A”. The description of Contracts Criteria (x) in Appendix “A” of the Agreement is hereby deleted and the following description is substituted for such description:

(x)
The Reference Contract must be for copper concentrates which are generally considered within the market as “clean concentrates” and which have a current average annual copper grade of 26% to 46%, it being understood that the parties will endeavor to designate concentrate sales agreements for copper concentrates which generally reflect the expected copper grade of Seller’s concentrates in preference to agreements for concentrates which are less comparable. “Clean concentrates” shall mean copper concentrates not containing impurities or other characteristics which cause the smelting and refining charges for such concentrates to be inflated relative to the generally applicable market level of such charges; and

4.    Appendices “C” and “D”. The original Appendix “C” and the original Appendix “D” to the Agreement are hereby deleted and Appendix “C” and Appendix “D” attached to and made a part of this Amendment are substituted for such original Appendices.
5.    Effect. Except as set forth above in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect as written.
IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NUMBER ONE to be duly executed and delivered as of the 19th day of March, 1998, but it shall be effective only upon the approval of the Department of Mines and Energy of the Government.

WITNESS:                        PT FREEPORT INDONESIA

/s/         By:/s/ P.S. Kubicek
P.S. Kubicek
Vice President - Sales

WITNESS:    PT SMELTING

/s/         By:/s/ Shunichi Ajima
Name: Shunichi Ajima
Title:    President Director

Execution Copy

AMENDMENT NUMBER TWO TO
CONCENTRATE PURCHASE AND SALES AGREEMENT
This AMENDMENT NUMBER TWO (the “Amendment”) to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company which is also domesticated in Delaware, U.S.A. (hereinafter “Seller”) and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
WITNESSETH:
WHEREAS, pursuant to the provisions of Section 3.6 of the Agreement, Seller wishes to sell and deliver to Buyer, and Buyer wishes to purchase, pay for and accept delivery from Seller, quantities of Concentrates in excess of the Contractual Tonnage during the fourth, fifth, sixth and seventh Contract Years of the Agreement (i.e. Contract Years 2001, 2002, 2003 and 2004); and
WHEREAS, also pursuant to the provisions of Section 3.6 of the Agreement, Buyer and Seller wish to establish the terms and conditions applicable to the sale of the above referenced quantity of Concentrates; and
WHEREAS, Buyer and Seller also wish to amend the definition of the term “Quotational Period” for Payable Copper, and
WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.
NOW, THEREFORE, Buyer and Seller hereby agree as follows:
1.    Annual Selection of Additional Quantity and Duration. Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase, pay for and accept delivery from Seller, during each of the fourth, fifth, sixth and seventh Contract Years of the Agreement (i.e. each of Contract Years 2001, 2002, 2003 and 2004) either (i) 30,000 DMT, (ii) 40,000 DMT, or (iii) 50,000 DMT of Concentrates in excess of the Contractual Tonnage for each such Contract Year. On or before November 1 of each calendar year immediately preceding the commencement of each of the above listed Contract Years Buyer and Seller shall mutually agree on the additional quantity to be purchased by Buyer (i.e. either (i), (ii) or (iii) above) during the immediately ensuing Contract Year. If Buyer and Seller do not reach agreement by November 1 (or by such later deadline date as may be mutually agreed in writing), Buyer and Seller will be deemed to have mutually agreed that the additional quantity for the immediately ensuing Contract Year will be 30,000 DMT. The quantity of Concentrates which is mutually agreed (whether by actual or deemed agreement) for a Contract Year in accordance with the above provisions is hereinafter referred to as the “Additional Quantity”. Buyer and Seller hereby confirm that they have mutually agreed on the selection of 30,000 DMT as the Additional Quantity of Concentrates for Contract Year 2001. The Additional Quantity is not part of the Contractual Tonnage, but is a separate, additional quantity of Concentrates.
2.Applicable Terms and Conditions. The sale of the Additional Quantity of Concentrates shall be governed by the terms and conditions of the Agreement except as otherwise provided in this Amendment. It is understood and agreed that the provisions of Section 9.3 of the Agreement and

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any other understanding or agreement of Buyer and Seller regarding Floor TC’s and RC’s shall not be applicable to the Additional Quantity.

3.Scheduling of Shipments and Priority as to Reductions of Shipments. Buyer and Seller will spread the shipments of the Additional Quantity for each Contract Year as evenly as practicable throughout the Contract Year and, to the extent that more than one shipment of third party supplied copper concentrates is planned by Buyer during a Contract Year, Buyer will spread the shipment of such concentrates as evenly as practicable throughout the Contract Year.

For ease of administration, the Additional Quantity shall be shipped and invoiced in 10,000 DMT parcels, and Buyer will indicate in Buyer’s preliminary monthly shipping schedule which shipping months will contain a 10,000 DMT parcel of the Additional Quantity. It is anticipated that parcels of the Additional Quantity will be combined with parcels of Contractual Tonnage shipped under the Agreement. In no event shall a parcel of the Additional Quantity be shipped to Buyer until Government approval of this Amendment has been obtained.

If during any Contract Year when an Additional Quantity of Concentrates is to be shipped pursuant to this Amendment, Buyer determines that it is necessary to reduce or curtail deliveries of copper concentrates to Buyer’s Facilities and such reductions are permitted under the Agreement, Buyer will reduce its scheduled deliveries of such concentrates in the following order of priority: First, Buyer will reduce shipments of copper concentrates from third party suppliers; second, to the extent that reductions of shipments from third party suppliers are insufficient, Buyer will reduce shipments of Contractual Tonnage of Concentrates under the Agreement; and finally, to the extent that reductions of shipments from third party suppliers plus reductions of Contractual Tonnage of Concentrates under the Agreement are insufficient, Buyer may reduce shipments of the Additional Quantity under this Amendment.

4.Preliminary Monthly Shipping Schedules. With respect to each Contract Year in which the Additional Quantity of Concentrates is to be delivered hereunder, the preliminary monthly shipping schedule that Buyer is obligated to provide to Seller in accordance with the provisions of Section 6.5 shall include both the Contractual Tonnage and the Additional Quantity, and the shipments of Contractual Tonnage and the shipments of the Additional Quantity shall be listed separately on such schedule.

5.Definition of the Payable Cooper Quotational Period. The definition of the term “Quotational Period” as provided for in Section 8.4 of the Agreement, with respect to Payable Copper in any portion of any shipment of the Contractual Tonnage or in any portion of any shipment of the Additional Quantity, is amended from: (i) “the third month following the month in which the Date of Arrival occurs” (i.e. 3 MAMA) to (ii) “the second month following the month in which the Date of Arrival occurs (i.e. 2 MAMA), it being understood and agreed that subsequent to the effective date of Amendment Number Two Buyer and Seller may by mutual written agreement select a Payable Copper Quotational Period that is to be applicable to future cargoes of Concentrates that is either 2 MAMA or 3 MAMA.” This definition remains subject to the provisions of Section 10.2 Periodic Review of Certain Commercial Terms.

6.Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written.

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IN WITNESS WHEREOF, this Amendment, dated December 1, 2000, is executed by the duly authorized representatives of the parties and is effective only upon approval by the Government and signature by both Buyer and Seller.
PT SMELTING                FREEPORT INDONESIA

By:/s/Motoo Goto         By:/s/ Phillip Steven Kubicek
Name: Motoo Goto             Name: Phillip Steven Kubicek
    Title: President Director         Title: Vice President - Marketing

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AMENDMENT NUMBER THREE TO
CONCENTRATE PURCHASE AND SALES AGREEMENT
This AMENDMENT NUMBER THREE (the “Amendment”) to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company which is also domesticated in Delaware, U.S.A. (hereinafter “Seller”) and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
WITNESSETH:
WHEREAS, in accordance with the provisions of Section 10.2 of the Agreement, Buyer and Seller have met, reviewed with each other the Commercial Terms specified in such Section 10.2, and reached agreement on the Commercial Terms which will be applicable to the Contractual Tonnages of Concentrates that are sold under the Agreement for Contract Year 2003 through Contract Year 2007 (i.e. Contract Years 6 through 10) and, in accordance with Amendment Number Two, the Additional Quantities of Concentrates that are sold under such Amendment for Contract Year 2003 and Contract Year 2004; and
WHEREAS, Buyer and Seller have agreed upon a Payable Gold refining charge and a Payable Silver refining charge to be applicable to the Part B Tonnage of Concentrates that are sold under the Agreement for Contract Year 2003 through Contract Year 2007 (i.e. Contract Years 6 through 10) and, in accordance with Amendment Number Two, the applicable Additional Quantities of Concentrates that are sold under such Amendment for Contract Year 2003 and Contract Year 2004; and
WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.
NOW, THEREFORE, Buyer and Seller hereby agree as follows:

1.
Commercial Terms. The following provisions of this Paragraph 1 of this Amendment constitute the Commercial Terms specified in Section 10.2 that will be applicable (except as specifically provided in clause 1(B)(ii) below) to all Contractual Tonnages of Concentrates that are sold under the Agreement for Contract Year 2003 through Contract Year 2007 (i.e. Contract Years 6 through 10) and, in accordance with Amendment Number Two, the Additional Quantities of Concentrates that are sold under such Amendment for Contract Year 2003 and Contract Year 2004.

A.	Definitions of Payable Copper, Payable Gold and Payable Silver Contained in Sections 8.1, 8.2 and 8.3.

(i)
The first sentence of Section 8.1 of the Agreement is revised to read as follows: “The term “Payable Copper” shall mean 96.55% of the full copper content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, subject to a minimum deduction of 1.0 unit.”

(ii)	The first sentence of Section 8.2 of the Agreement is revised to read as follows:

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Amendment Number Three to Gresik CPSA 1

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“The term “Payable Gold” shall have the following meaning: If the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is ≥ 40 grams per DMT then the term “Payable Gold” shall mean 97.5% of such full gold content with no minimum deduction; if the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is < 40 grams per DMT and ≥ 20 grams per DMT then the term “Payable Gold” shall mean 97.25% of such full gold content with no minimum deduction; and if the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is < 20 grams per DMT then the term “Payable Gold” shall mean 97.0% of such full gold content with no minimum deduction.”

(iii)
The first sentence of Section 8.3 of the Agreement is revised to read as follows: “The term “Payable Silver” shall have the following meaning: If the full silver content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is ≥ 30 grams per DMT then the term “Payable Silver” shall mean 100% of such full silver content less a 15 grams per DMT deduction; and if the full silver content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is < 30 grams per DMT then the term “Payable Silver” shall mean zero percent (0%) of such full silver content (i.e. no payment).”

B.    Definitions of Quotational Period Contained in Section 8.4.

(i)
Section 8.4 of the Agreement is revised to read as follows: “The term “Quotational Period” shall mean, with respect to Payable Copper in any portion of any shipment, unless otherwise mutually agreed in writing by Buyer and Seller, the second calendar month following the month in which the Date of Arrival occurs (i.e. 2 MAMA), it being understood and agreed that Buyer and Seller may by mutual written agreement select a Payable Copper Quotational Period that is to be applicable to future cargoes of Concentrates that is either 2 MAMA or 3 MAMA. The term “Quotational Period” shall mean, with respect to Payable Gold and Payable Silver in any portion of any shipment, the calendar month that immediately precedes the Month of Scheduled Shipment.”

(ii)
The change of Quotational Period with respect to Payable Gold and Payable Silver shall commence with lots for which the Month of Scheduled Shipment is the second calendar month following the month in which Seller receives written notice of approval of this Amendment by the Department of Energy and Mineral Resources (formerly the DOME) of the Government of Indonesia. Prior to Seller’s receipt of such notice the Payable Gold and Payable Silver Quotational Period shall remain the Month of Scheduled Shipment as provided in the Agreement prior to this Amendment.

C.
Payment Terms of Article 11. The payment terms of Article 11 of the Agreement shall remain unchanged, except that the date on which Buyer shall make a provisional payment equal to 90% of the provisional price as more fully described in the second sentence of Section 11.3 is changed from “the fifth Business Day after the Date of Arrival” to “the seventh Business Day after the Date of Arrival”.

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Amendment Number Three to Gresik CPSA 2

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D.	Penalties Contained in Section 9.4. The penalties contained in Section 9.4 of the Agreement shall remain unchanged.

E.
Discharging Rates Contained in Section 5.3. The discharging rate contained in Section 5.3(a) of the Agreement is changed from “3,500 WMT’s per weather working day” to “4,000 WMT’s per weather working day”. All other provisions of Section 5.3 shall remain unchanged.

F.
The Amount of Dispatch and Demurrage for Bulk Carriers Contained in Section 5.6(a). Notwithstanding wording to the contrary in Section 5.6(a) of the Agreement, the amount of dispatch and demurrage for bulk carriers shall be as per Seller’s applicable charter party or other ocean shipping arrangement (with no maximum limit specified).

G.
The Definition of Contracts Criteria Contained in Appendix “A” and the Number of Reference Contracts Recited in Section 9.2(i)(c) to be Included in Each of Buyer’s and Seller’s Group of Reference Contracts. The definition of Contracts Criteria contained in Appendix “A” and the number of Reference Contracts recited in Section 9.2(i)(c) to be included in each of Buyer’s and Seller’s group of Reference Contracts shall remain unchanged as provided in the Agreement and the Auditor Guidelines.

2.
Payable Gold and Payable Silver Refining Charges for Part B Tonnage. In determining the price payable for the Part B Tonnage in each lot of Concentrates that are sold under the Agreement for Contract Year 2003 through Contract Year 2007 (i.e. Contract Years 6 through 10) and, in accordance with Amendment Number Two, for the applicable Additional Quantities of Concentrates that are sold under such Amendment for Contract Year 2003 and Contract Year 2004, notwithstanding the provisions of Section 9.2(ii) of the Agreement, the Payable Gold refining charge for all Part B Tonnage shall be $2.00 per ounce of Payable Gold, and the Payable Silver refining charge for all Part B Tonnage shall be $0.00 (zero) per ounce of Payable Silver.

3.
Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as set forth in the original text of the Agreement as amended by Amendment Number One and Amendment Number Two.

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Amendment Number Three to Gresik CPSA 3

Execution Copy

IN WITNESS WHEREOF, this Amendment dated as of January 1, 2003, is executed by the duly authorized representatives of the parties and is effective only upon approval by the Government and signature by both Buyer and Seller.
WITNESS:                        PT FREEPORT INDONESIA

/s/         By:/s/ Phillip Steven Kubicek
Phillip Steven Kubicek
     Vice President - Marketing

WITNESS:    PT SMELTING

/s/         By:/s/ Masahiro Nishida
Name    Masahiro Nishida
Title:    President Director

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Amendment Number Three to Gresik CPSA 4

Execution Copy

AMENDMENT NUMBER FOUR TO
CONCENTRATE PURCHASE AND SALES AGREEMENT
This AMENDMENT NUMBER FOUR (the “Amendment”) to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company which is also domesticated in Delaware, U.S.A. (hereinafter “Seller”) and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
WITNESSETH:
WHEREAS, pursuant to the provisions of Section 3.6 of the Agreement, Seller wishes to sell and deliver to Buyer, and Buyer wishes to purchase, pay for and accept delivery from Seller, quantities of Concentrates in excess of the Contractual Tonnage during Contract Years 2005, 2006, 2007 and 2008; and
WHEREAS, also pursuant to the provisions of Section 3.6 of the Agreement, Buyer and Seller wish to establish the terms and conditions applicable to the sale of the above referenced quantity of Concentrates; and
WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.
NOW, THEREFORE, Buyer and Seiler hereby agree as follows:

1.Annual Selection of Additional Quantity and Duration. Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase, pay for and accept delivery from Seller, during each of Contract Years 2005, 2006, 2007 and 2008 a quantity of Concentrates between 60,000 DMT and 80,000 DMT in excess of the Contractual Tonnage for each such Contract Year. On or before November 1 of each calendar year immediately preceding the commencement of each of the above listed Contract Years Buyer and Seller shall mutually agree on the additional quantity to be purchased by Buyer (i.e. any quantity from 60,000 DMT to and inclusive of 80,000 DMT) during the immediately ensuing Contract Year. If Buyer and Seller do not reach agreement by November 1 (or by such later deadline date as may be mutually agreed in writing), Buyer and Seller will be deemed to have mutually agreed that the additional quantity for the immediately ensuing Contract Year will be 60,000 DMT. The quantity of Concentrates which is mutually agreed (whether by actual or deemed agreement) for a Contract Year in accordance with the above provisions is hereinafter referred to as the “Additional Quantity”. The Additional Quantity is not part of the Contractual Tonnage, but is a separate, additional quantity of Concentrates.

2.Applicable Terms and Conditions. The sale of the Additional Quantity of Concentrates shall be governed by the terms and conditions of the Agreement except as otherwise provided in this Amendment. It is understood and agreed that the provisions of Section 9.3 of the Agreement and any other understanding or agreement of Buyer and Seller regarding Floor TC’s and RC’s shall not be applicable to the Additional Quantity.

3.Scheduling of Shipments and Priority of Deliveries. Buyer and Seller will schedule the shipments of the Additional Quantity for each Contract Year as the final tonnages shipped by Seller to

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Amendment Number Four to Gresik CPSA 1

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Buyer for each Contract Year, unless otherwise mutually agreed. To the extent that more than one shipment of third party supplied copper concentrates is planned by Buyer during a Contract Year, Buyer will spread the shipment of such concentrates as evenly as practicable throughout the Contract Year.
For ease of administration, Buyer will indicate in Buyer’s preliminary monthly shipping schedule which shipping months will contain shipments of the Additional Quantity. It is anticipated that parcels of the Additional Quantity may be combined with parcels of Contractual Tonnage shipped under the Agreement. In no event shall a parcel of the Additional Quantity be shipped to Buyer until Government approval of this Amendment has been obtained.
If during any Contract Year when an Additional Quantity of Concentrates is to be shipped pursuant to this Amendment, Buyer determines that it is necessary to reduce or curtail deliveries of copper concentrates to Buyer’s Facilities and such reductions are permitted under the Agreement, Buyer will reduce its scheduled deliveries of such concentrates in the following order of priority: First, Buyer will reduce shipments of copper concentrates from third party suppliers; second, to the extent that reductions of shipments from third party suppliers are insufficient, Buyer will reduce shipments of the Additional Quantity of Concentrates; and finally, to the extent that reductions of shipments from third party suppliers plus reductions of shipments of the Additional Quantity of Concentrates are insufficient, Buyer may reduce shipments of the Contractual Tonnage of Concentrates under the Agreement.
Notwithstanding anything to the contrary recited herein or in the Agreement, it is understood that the Additional Quantity hereunder: (i) will not be delivered to Buyer on a priority basis relative to Seller’s deliveries of Concentrates to its other customers and (ii) in the event a Force Majeure event occurs that hinders, reduces or delays Seller’s ability to satisfy all of its delivery obligations to its Concentrate customers, (a) the Additional Quantity will be subject to cancellation in accordance with Section 22.2(c) without application of any priority of delivery, and (b) the allocation of deliveries of any reduced supplies of Concentrates will be made by Seller among Buyer and Seller ‘s other customers in a fair and reasonable manner.

4.Preliminary Monthly Shipping Schedules. With respect to each Contract Year in which the Additional Quantity of Concentrates is to be delivered hereunder, the preliminary monthly shipping schedule that Buyer is obligated to provide to Seller in accordance with the provisions of Section 6.5 shall include both the Contractual Tonnage and the Additional Quantity, and the shipments of Contractual Tonnage and the shipments of the Additional Quantity shall be listed separately on such schedule.

5.Definition of Payable Gold and Payable Silver Quotational Period. Notwithstanding anything to the contrary recited in the Agreement including but not limited to the final sentence of Paragraph 1B(i) of Amendment Number Three to the Agreement, the definition of the term “Quotational Period” as provided for in Section 8.4 of the Agreement, with respect to Payable Gold and Payable Silver in any portion of any shipment of the Contractual Tonnage or in any portion of any shipment of the Additional Quantity, is amended from: (i) “the calendar month that immediately precedes the Month of Scheduled Shipment” to (ii) “the Month of Scheduled Shipment”. This definition remains subject to the provisions of Section 10.2 Periodic Review of Certain Commercial Terms.

The change of Quotational Period with respect to Payable Gold and Payable Silver shall commence with lots for which the Month of Scheduled Shipment is the first calendar month following the month in which Seller receives written notice of approval of this Amendment by the Department of Energy and Mineral Resources (formerly the DOME) of the Government of Indonesia. Prior to Seller’s receipt of such notice the Payable Gold and Payable Silver Quotational Period shall remain the calendar

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Amendment Number Four to Gresik CPSA 2

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month that immediately precedes the Month of Scheduled Shipment as provided in the Agreement prior to this Amendment.

6.Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written.
IN WITNESS WHEREOF, this Amendment, dated as of May 10, 2004, is executed by the duly authorized representatives of the parties and is effective only upon approval by the Government and signature by both Buyer and Seller.
WITNESS:                        PT FREEPORT INDONESIA

/s/         By:/s/ Phillip Steven Kubicek
Phillip Steven Kubicek
     Vice President - Marketing

WITNESS:                        PT SMELTING

/s/         By:/s/ Masahiro Nishida
Name    Masahiro Nishida
Title:    President Director

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Amendment Number Four to Gresik CPSA 3

Execution Copy

AMENDMENT NUMBER FIVE TO
CONCENTRATE PURCHASE AND SALES AGREEMENT
This AMENDMENT NUMBER FIVE (the “Amendment”) dated as of March 19, 2009 to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company which is also domesticated in Delaware, U.S.A. (hereinafter “Seller”) and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
WITNESSETH:
WHEREAS, Buyer and Seller have reached agreement regarding certain commercial terms in accordance with the express provisions of the Agreement, and Buyer and Seller also desire to amend certain other provisions of the Agreement; and
WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.
NOW, THEREFORE, Buyer and Seller hereby agree as follows:

1.Section 2.3(c), Deviation of the Copper Content of the Concentrates. With retroactive effect from January 1, 2008, the first sentence of Section 2.3(c) is deleted in its entirety and the following sentence is substituted in its place: “If the average analysis of copper contained in the total quantity of Concentrates delivered hereunder with respect to any calendar month is not within a ±10.0% variance of 27.0% (i.e. 24.3% to 29.7%) at any time during Contract Year 2008 through and including Contract Year 2012, or is not within a mutually agreed upon percentage variance of 27.0% at any time thereafter during the term of this Agreement (which mutual agreement Buyer and Seller shall endeavor to reach as part of each periodic review of certain commercial terms under Section 10.2 to directly reflect the percentage copper grade variance from 27.0% (or such other base percentage figure as may be mutually agreed) within which the Facilities are capable of producing 200,000 metric tons per annum of copper cathodes by processing the Contractual Tonnage or, failing mutual agreement, and notwithstanding the final sentence of Section 10.2, such percentage variation shall be decided by the referee(s) under Article 19), then Buyer shall have the right and option but not the obligation to change the Port of Discharge from Gresik to one or more of the Approved Japanese Ports for the quantity of Concentrates specified below which exceed the applicable above specified copper content variance (i.e. above the upper limit or below the lower limit), and any additional freight costs for delivery of such Concentrates to any such Approved Japanese Port shall be for Seller’s account.”
In addition, in the fifth line of the third paragraph of Section 2.3(c) “31.0%” is deleted and “27.0% (or such other base percentage figure as is established hereunder)” is substituted in its place.

2.Section 3.6, Additional Quantities. Pursuant to Section 3.6 of the Agreement, Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase, pay for and accept delivery from Seller, the following additional quantities of Concentrates during Contract Years 2009, 2010, 2011, 2012, 2013 and 2014. The tonnage quantity specified below for each such Contract Year is hereinafter referred

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to as the “Additional Quantity”. The Additional Quantity is not part of the Contractual Tonnage, but is a separate, additional quantity of Concentrates.

Contract Year	Additional Quantity
2009	100,000 DMT
2010	120,000 DMT
2011	100,000 DMT
2012	60,000 DMT
2013	60,000 DMT
2014	60,000 DMT

As to the Additional Quantity for Contract Years 2012 through and including 2014, Buyer and Seller shall begin meeting in the first quarter of 2011 (or earlier if mutually agreed) to discuss whether or not it is possible to increase the Additional Quantities provided above.
Such Additional Quantities shall be priced in the same manner as the Part B Tonnage portion of the Contractual Tonnage including but not limited to the definitions of Quotational Period for Payable Copper and Payable Gold and Payable Silver except that no Floor TC’s and RC’s or Ceiling TC’s and RC’s (as defined in Paragraph 6 of this Amendment) shall apply to the Additional Quantities. All other terms and conditions applicable to Additional Quantities as currently provided in the Agreement, as amended, shall apply.

4.Section 5.1, Delivery CIF Port of Discharge; Freight Differential Credit. The title of Section 5.1 is changed to “Delivery CIF Port of Discharge; Freight Differential Credit” and the following sentence is added at the end of Section 5.1: “In addition to the other costs to be borne by Seller in connection with the delivery of each shipment of Concentrates hereunder CIF Port of Discharge, Buyer shall be entitled to a freight differential credit in an amount equal to US $10.00 per DMT on each shipment of the Contractual Tonnage and on each shipment of the Additional Quantity for Contract Years 2010 through and including 2014 (hereinafter referred to as the “Freight Differential Credit”), and the Freight Differential Credit will be included as part of Seller’s final invoice for each such shipment of Concentrates hereunder.”

5.Section 9.1(ii), Smelting and Refining Charges for Part A Tonnage. Notwithstanding anything to the contrary recited in Section 9.1(ii), and in lieu of the implementation of the procedures set forth in Section 9.1(ii) for the negotiation or determination of the smelting and refining charges for the Part A Tonnage for Contract Years 2010 through and including 2014, the following provisions shall be applicable:

A.As to Contract Year 2010. The pricing formula for determining the combined smelting charge and Payable Copper, Payable Gold and Payable Silver refining charge that is applicable to one hundred percent (100%) of the Part A Tonnage in each cargo for all shipments of Contractual Tonnage for Contract Years 2005 through and including 2009, as set forth in that certain Confirmation of Agreement, dated December 17, 2004, shall extend to and be applicable to one hundred percent (100%) of the Part A Tonnage in each cargo of the Contractual Tonnage for Contract Year 2010.

B.As to Contract Years 2011 through and including 2014. For Contract Years 2011 through and including 2014 the Part A Tonnage shall be automatically converted to and priced as Part B Tonnage (with a corresponding automatic adjustment to the quantities of Concentrates comprising the Part A

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Tonnage and the Part B Tonnage for such Contract Years), with the smelting and refining charges applicable to the current Part B Tonnage also applying in all respects to the converted Part A Tonnage.
As a result of the foregoing, the provisions for the negotiation or determination of the smelting and refining charges applicable to the Part A Tonnage which are set forth in Section 9.1(ii) are no longer applicable, and Buyer and Seller will meet during the first quarter of 2014 and discuss and negotiate in good faith, based on prevailing market conditions at the time of such meeting(s), the smelting and refining charges (or methodology for the determination of such charges) that are to be applicable for Contract Year 2015 through and including Contract Year 2019, for the quantities of Concentrates that were converted from Part A Tonnage to Part B Tonnage. In the event Buyer and Seller fail to reach agreement on such smelting and refining charges (or methodology for the determination of such charges), then such smelting and refining charges shall be determined in the same manner as was applicable as to Contract Years 2011 through and including 2014 for Part B Tonnage.

5.Section 9.2(ii), Payable Gold and Payable Sliver Refining Charges for Part B Tonnage. In determining the price payable for the Part B Tonnage in each shipment of the Contractual Tonnage and the Additional Quantity for each of Contract Years 2008 through and including 2012, notwithstanding the provisions of Section 9.2(ii) of the Agreement, the Payable Gold refining charge shall be $5.00 per ounce of Payable Gold, and the Payable Silver refining charge shall be $0.45 per ounce of Payable Silver.

6.Section 9.3, Minimum and Ceiling Smelting and Refining Charges. Effective as to Contractual Tonnage shipped from and after April 27, 2008, the existing Section 9.3 of the Agreement as well as Appendix “B” to the Agreement are deleted in their entirety and the following new Section 9.3 and the Appendix “B” attached hereto are substituted in their place:
9.3    Minimum and Ceiling Smelting and Refining Charges. Notwithstanding anything to the contrary recited in this Agreement, for each cargo of Contractual Tonnage shipped from April 27, 2008 to and including April 27, 2014, if the smelting and refining charges for all payable metals (copper, gold and silver) and any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are below the amount (denominated in U.S. cents) per pound of Payable Copper determined in accordance with the following provisions of this Section 9.3 (the “Floor TC’s and RC’s”), then the smelting and refining charges for all such payable metals including any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage shall be the amount of the Floor TC’s and RC’s per pound of Payable Copper. The applicability and amount of the Floor TC’s and RC’s shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, subject to the reconciling invoices issued by Seller following the end of each Contract Year as provided below in this Section 9.3, whenever the Floor TC’s and RC’s are applicable.
The Floor TC’s and RC’s shall be a figure expressed as U.S. cents per pound of Payable Copper determined annually and sufficient to cover, when applied to the pounds of Payable Copper contained in the Contractual Tonnage for such year, Buyer’s cash operating costs net of credits, plus all costs of debt service and working capital costs, to produce 205,000 metric tons per annum of copper anode, using the methodology and taking into account only those items listed in Appendix “B” hereto and any other items that are mutually agreed in writing by Buyer and Seller, but

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excluding the Surcharge (defined below) (the “Base Tonnage Costs”). By January 31 of each applicable Contract Year, Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a provisional determination of the Floor TC’s and RC’s, based on the projected Base Tonnage Costs stated in the relevant line items of Buyer’s approved annual budget (i.e. including only the items allowable in accordance with the foregoing provisions of this paragraph). Until the parties agree on the provisional Floor TC’s and RC’s for a particular Contract Year, the Floor TC’s and RC’s for the prior Contract Year (either the provisional determination or the final determination for the prior Contract Year, whichever is presently applicable), shall apply on a provisional basis. By January 31 following the end of each Contract Year. Buyer shall make and communicate to Seller in writing, subject to Seller’s review and approval which shall not be unreasonably withheld or delayed, a final determination of the Base Tonnage Costs and the Floor TC’s and RC’s for such Contract Year, using the same methodology described above but utilizing actual costs. Seller shall use its reasonable endeavors to review and provide its response within ten (10) Business Days after receipt of such final determination, Within thirty (30) days following Seller’s approval of such final determination, reconciling invoices (adjusting budget to actual) shall be issued by Seller on a shipment-by-shipment basis, if required. Further, the parties agree that for each cargo of Contractual Tonnage shipped during the period from January 1, 2011 to and including April 27, 2014, the price for sulphur utilized to calculate the sulphuric acid credit for both the provisional and final determinations of the Floor TC’s and RC’s shall not exceed U.S. $150.00 per ton.
Notwithstanding the foregoing provisions of this Section 9.3, with regard to the initial Floor TC’s and RC’s figure applicable to 2008 Contractual Tonnage shipped from and after April 27, 2008, the parties agree to provisional Floor TC’s and RC’s of U.S. 15.27¢ per pound of Payable Copper as indicated in Appendix “B” attached hereto. This figure is subject to final adjustment based on 2008 actual Base Tonnage Costs, in the manner provided above.
With respect to Contract Years 2010 through and including 2014 in which the Freight Differential Credit (provided for in Section 5.1, as amended) is applicable, whenever the Floor TC’s and RC’s apply to the Contractual Tonnage, Buyer shall be entitled to receive the Freight Differential Credit in addition to the Floor TC’s and RC’s.
For good order sake, the determination for the Floor TC’s and RC’s applicable for the first period (April 27, 2008 to and including December 31, 2008) and the last period (January 1, 2014 to and including April 27, 2014), both partial years, shall be based on the full calendar year Base Tonnage Costs (i.e., full year 2008 and full year 2014) in order to avoid distortions that could potentially be caused if such determinations were based on only the partial year Base Tonnage Costs for such years.
Also, for each cargo of Contractual Tonnage shipped under the Agreement from April 27, 2008 to and including April 27, 2014, if the smelting and refining charges for all payable metals (copper, gold and silver) and any applicable price

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participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage are above U.S. 30.0¢ per pound of Payable Copper (the “Ceiling TC’s and RC’s”), then the smelting and refining charges for all such payable metals including any applicable price participation (on a combined basis) for the average of the Part A Tonnage (if applicable) and the Part B Tonnage shall be the amount of the Ceiling TC’s and RC’s per pound of Payable Copper, i.e. a total of U.S. 30.0¢ per pound of Payable Copper. The applicability and amount of the Ceiling TC’s and RC’s shall be determined on a shipment-by-shipment basis and reflected on Seller’s final invoice for each shipment of Concentrates hereunder during such period, whenever the Ceding TC’s and RC’s are applicable. In order to avoid any misunderstanding, the applicability of the Ceiling TC’s and RC’s shall not be predicated upon MMC’s receipt of a 13% simple return nor shall its applicability be limited to the recovery of amounts previously paid by Seller as Floor TC’s and RC’s. The only circumstance in which the Ceiling TC’s and RC’s shall not apply is in the event that the Floor TC’s and RC’s exceed 30¢ per pound of Payable Copper, and in such case, the Floor TC’s and RC’s shall apply notwithstanding the Ceiling TC’s and RC’s. With respect to the Contract Years 2010 through and including 2014 in which the Freight Differential Credit (provided for in Section 5.1, as amended) is applicable, the parties acknowledge that such credit shall be incorporated into the combined smelting and refining charges determination on each Final Invoice for comparison to the Ceiling TC’s and RC’s in order to determine the applicability of the Ceiling TC’s and RC’s.
Neither party shall propose to extend the applicability of such Floor TC’s and RC’s and Ceiling TC’s and RC’s beyond the fifteenth anniversary of the Commencement of Commercial Operations, i.e. beyond April 27, 2014, any longer than is necessary to fully repay the Project Loans or any refinancing thereof.

7.Section 9.8, Surcharge. A new Section 9.8 is hereby added to the Agreement as follows:
9.8    Surcharge. For the first 1,500,000 DMT of Contractual Tonnage and/or Additional Quantity delivered by Seller to Buyer beginning with the initial shipment delivered in the Contract Year 2008, Buyer shall pay to Seller a surcharge of US $10.00 per DMT (the “Surcharge”); provided, that for any shipment of Contractual Tonnage when the Floor TC’s and RC’s apply: (i) the Surcharge shall not apply to such shipment of Contractual Tonnage, and (ii) the Buyer’s obligation to pay the Surcharge shall continue until the Buyer has paid the Surcharge for a total of 1,500,000 DMT of Contractual Tonnage and/or Additional Quantity. The Surcharge shall be invoiced by Seller at the same time that Seller submits to Buyer the final invoice for each cargo of Contractual Tonnage or Additional Quantity during the relevant period.

8.Section 10.2, Periodic Review of Certain Commercial Terms. The following provisions constitute the Commercial Terms specified in Section 10.2 that will be applicable to each shipment of the Contractual Tonnage for each of Contract Years 2008 through and including 2012 and each shipment of the Additional Quantity for each of Contract Years 2008 through and including 2012:

A.    Definitions of Payable Copper. Payable Gold and Payable Silver Contained in Sections

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8.1, 8.2 and 8.3.

(i)The first sentence of Section 8.1 of the Agreement is revised to read as follows: “The term “Payable Copper” shall mean 96.55% of the full copper content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, subject to a minimum deduction of 1.0 unit.”

(ii)The first sentence of Section 8.2 of the Agreement is revised to read as follows: “The term “Payable Gold” shall have the following meaning: If the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is ≥ 40 grams per DMT then the term “Payable Gold” shall mean 97.50% of such full gold content with no minimum deduction; if the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is < 40 grams per DMT and ≥ 20 grams per DMT then the term “Payable Gold” shall mean 97.25% of such full gold content with no minimum deduction; and if the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is < 20 grams per DMT then the term “Payable Gold” shall mean 97.00% of such full gold content with no minimum deduction.”

(iii)The first sentence of Section 8.3 of the Agreement is revised to read as follows: “The term “Payable Silver” shall have the following meaning: If the full silver content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is ≥ 30 grams per DMT then the term “Payable Silver” shall mean 100% of such full silver content less a 15 grams per DMT deduction; and if the full silver content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates is < 30 grams per DMT then the term “Payable Silver” shall mean zero percent (0%) of such full silver content (i.e. no payment).”
B.    Definitions of Ouotational Period Contained in Section 8.4. The text of Section 8.4 of the Agreement is revised to read as follows: “The term “Quotational Period” shall mean, with respect to the Payable Copper contained in each shipment of the Contractual Tonnage for each of Contract Years 2008 and 2009, unless otherwise mutually agreed in writing by Buyer and Seller, at Buyer’s option, either the second calendar month following the month in which the Date of Arrival occurs (2MAMA) or the third calendar month following the month in which the Date of Arrival occurs (3MAMA), which shall be declared in writing by Buyer to Seller by no later than November 30th of the prior year with such declaration applicable to the entire Contractual Tonnage for such Contract Year. In case of the failure of Buyer to timely deliver its annual written declaration to Seller, the Quotational Period for Payable Copper shall be deemed to be 2 MAMA.
The term “Quotational Period” shall mean, with respect to the Payable Copper contained in each shipment of the Contractual Tonnage for each of Contract Years 2010, 2011 and 2012, unless otherwise mutually agreed in writing by Buyer and Seller, at Buyer’s option, either the first calendar month following the month in which the Date of Arrival occurs (1MAMA), or the second calendar month following the month in which the Date of Arrival occurs (2MAMA), or the third calendar month following the month in which the Date of Arrival occurs (3MAMA), which shall be declared in writing by Buyer to Seller on a shipment by shipment basis by no later than the date of shipment, i.e. the bill of lading date. In case of the failure of Buyer to timely deliver its written declaration to Seller for the first shipment of the Contract Year 2010 Contractual Tonnage, the Quotational Period for Payable Copper for such shipment shall be deemed to be 2 MAMA. in case of the failure of Buyer to timely deliver its written declaration to Seller for the any ensuing shipment of Contract Year 2010, Contract Year 2011 or Contract Year 2012 Contractual Tonnage, the Quotational Period for Payable Copper for such shipment shall be deemed to be the same as the option declared (or deemed to have been declared) for the prior shipment.

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The term “Quotational Period” shall mean, with respect to the Payable Gold and Payable Silver contained in each shipment of the Contractual Tonnage for each of Contract Years 2008 and 2009, unless otherwise mutually agreed in writing by Buyer and Seller, at Buyer’s option, either the month of scheduled shipment (MOSS), i.e. the calendar month in which the bill of lading is dated, or the first calendar month following the month in which the Date of Arrival occurs (1MAMA), which shall be declared in writing by Buyer to Seller by no later than November 30th of the prior year with such declaration applicable to the entire Contractual Tonnage for such Contract Year. In case of the failure of Buyer to timely deliver its annual written declaration to Seller, the Quotational Period for Payable Payable Gold and Payable Silver shall be deemed to be MOSS.
The term “Quotational Period” shall mean, with respect to the Payable Gold and Payable Silver contained in each shipment of the Contractual Tonnage for each of Contract Years 2010, 2011 and 2012, unless otherwise mutually agreed in writing by Buyer and Seller, at Buyer’s option, either the month of scheduled shipment (MOSS) or the first calendar month following the month in which the Date of Arrival occurs (1 MAMA), which shall be declared in writing by Buyer to Seller on a shipment by shipment basis by no later than the first day of MOSS. In case of the failure of Buyer to timely deliver its written declaration to Seller for the first shipment of the Contract Year 2010 Contractual Tonnage, the Quotational Period for Payable Gold and Payable Silver for such shipment shall be deemed to be MOSS. In case of the failure of Buyer to timely deliver its written declaration to Seller for the any ensuing shipment of Contract Year 2010, Contract Year 2011 or Contract Year 2012 Contractual Tonnage, the Quotational Period for Payable Gold and Payable Silver for such shipment shall be deemed to be the same as the option declared (or deemed to have been declared) for the prior shipment.

C.Payment Terms of Article 11. The payment terms of the original text of Article 11 of the Agreement shall remain unchanged, except that the date on which Buyer shall make a provisional payment equal to 90% of the provisional price as more fully described in the second sentence of Section 11.3 is changed from “the fifth Business Day after the Date of Arrival” to “the seventh Business Day after the Date of Arrival”.

D.Penalties Contained in Section 9.4. The penalties contained in original text of Section 9.4 of the Agreement shall remain unchanged.

E.Discharging Rates Contained in Section 5.3. The discharging rate contained in the original text of Section 5.3(a) of the Agreement is changed from “3,500 WMT’s per weather working day” to “4,000 WMT’s per weather working day”. All other provisions of Section 5.3 shall remain unchanged.

F.The Amount of Dispatch and Demurrage for Bulk Carriers Contained in Section 5.6(a). Notwithstanding wording to the contrary in Section 5.6(a) of the Agreement, the amount of dispatch and demurrage for bulk carriers shall be as per Seller’s applicable charter party or other ocean shipping arrangement (with no maximum limit specified).

G.The Definition of Contracts Criteria Contained in Appendix “A” and the Number of Reference Contracts Recited in Section 9.2(i)(c) to be Included in Each of Buyer’s and Seller’s Group of Reference Contracts. The definition of Contracts Criteria contained in Appendix “A” and the number of Reference Contracts recited in Section 9.2(i)(c) to be included in each of Buyer’s and Seller’s group of Reference Contracts shall remain unchanged as provided in the Agreement and the Auditor Guidelines.

9.	Section 10.2, Periodic Review of Certain Commercial Terms. Buyer and Seller hereby

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amend Section 10.2 by the addition of the following language at the end of the second sentence of Section 10.2: “, and (8) the percentage copper grade variance from 27.0% (or such other base percentage figure as may be mutually agreed) within which the Facilities are capable of producing 200,000 metric tons per annum of copper cathodes, in accordance with the provisions of Section 2.3(c), as amended.” Also, in connection with the foregoing and for the sake of good order, the word “and” is deleted immediately preceding the beginning of item (7) of the same sentence.

10.Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written. This Amendment shall be effective only upon written notice from Seller to Buyer of the Government’s approval of the terms of this Amendment. Seller shall provide Buyer with copies of all relevant documents and notices evidencing such approval by the Government.

11.Governing Law. The provisions of this Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York, U.S.A.

12.Arbitration. The provisions of Article 20 Arbitration of the Agreement are incorporated herein in their entirety by reference for all purposes.

WITNESS:                        PT FREEPORT INDONESIA

/s/         By:/s/ Phillip Steven Kubicek
Phillip Steven Kubicek
Senior Vice President - Marketing and Sales

WITNESS:                        PT SMELTING

/s/         By:/s/ Mineo Hayashi
Name    Mineo Hayashi
Title:    President Director

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AMENDMENT NUMBER SIX TO
CONCENTRATE PURCHASE AND SALES AGREEMENT
This AMENDMENT NUMBER SIX (the “Amendment”) dated as of January 1, 2011 to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company which is also domesticated in Delaware, U.S.A. (hereinafter “Seller”) and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.
WITNESSETH:
WHEREAS, Buyer and Seller desire to amend certain provisions of the Agreement with respect to the Contract Year 2011 Contractual Tonnage; and
WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.
NOW, THEREFORE, Buyer and Seller hereby agree as follows:
1.     Modifications Applicable to Contract Year 2011 Contractual Tonnage. The following modifications to the provisions of the Agreement shall be applicable to each cargo of the Contractual Tonnage for Contract Year 2011:
A.     Section 5.1, Delivery CIF Port of Discharge; Freight Differential Credit. Notwithstanding anything to the contrary contained in Section 5.1 of the Agreement, including but not limited to the provisions of Paragraph No. 3 of Amendment Number Five, the amount of the Freight Differential Credit to which Buyer is entitled shall be US $11.50 per DMT.
B.    Section 8.1, Definition of Payable Copper. Notwithstanding anything to the contrary contained in Section 8.1 of the Agreement, including but not limited to the provisions of Paragraph No. 8 A. (i) of Amendment Number Five, the term “Payable Copper” shall mean 96.55% of the full copper content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, subject to a minimum deduction of 1.0 unit if the full copper content is greater than or equal to 24.0%; and if the full copper content is less than 24.0%, the term “Payable Copper” shall mean 96.55% of the full copper content subject to a minimum deduction of 1.1 units.
C.    Payment Terms of Article 11. Notwithstanding anything to the contrary contained in Article 11 of the Agreement, including but not limited to the provisions of Paragraph No. 8 C. of Amendment Number Five, the date on which Buyer shall make a provisional payment equal to 90% of the provisional price as more fully described in the second sentence of Section 11.3 is changed from “the seventh Business Day after the Date of Arrival” to “the fourteenth (10) Business Day after the Date of Arrival”.
2.    Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written. This Amendment shall be effective only upon written notice from Seller to Buyer of the Government’s approval of the terms of this Amendment. Seller shall provide Buyer with copies of all relevant documents and notices evidencing such approval by the Government.

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3.    Governing Law. The provisions of this Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York, U.S.A.

4.    Arbitration. The provisions of Article 20 Arbitration of the Agreement are incorporated herein in their entirety by reference for all purposes.
IN WITNESS WHEREOF, this Amendment is executed by the duly authorized representatives of Buyer and Seller.
WITNESS:                        PT FREEPORT INDONESIA

/s/         By:/s/ Phillip Steven Kubicek
Phillip Steven Kubicek
Senior Vice President - Marketing and Sales

WITNESS:                        PT SMELTING

/s/         By:/s/ Mineo Hayashi
Mineo Hayashi
President Director

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AMENDMENT NUMBER SEVEN TO
CONCENTRATE PURCHASE AND SALES AGREEMENT

This AMENDMENT NUMBER SEVEN (this “Amendment”), dated as of October 29, 2012, to Concentrate Purchase and Sales Agreement No. 98-1, dated as of December 11, 1996, as previously amended (the “Agreement”), is entered into between PT FREEPORT INDONESIA, an Indonesian limited liability company which is also domesticated in Delaware, U.S.A. (hereinafter “Seller”) and PT SMELTING, an Indonesian limited liability company (hereinafter “Buyer”). All terms used herein with initial capitalization shall have the same meaning herein as in the Agreement.

W I T N E S S E T H:

WHEREAS, Buyer and Seller have reached agreement regarding certain commercial terms in accordance with the express provisions of the Agreement, and Buyer and Seller also desire to amend certain other provisions of the Agreement; and

WHEREAS, Buyer and Seller wish to enter into this Amendment to evidence their agreement regarding such matters.

NOW, THEREFORE, Buyer and Seller hereby agree as follows:

1.    Section 5.1, Delivery CIF Port of Discharge; Freight Differential Credit. The second sentence of Section 5.1 of the Agreement, as provided in Paragraph 3 of Amendment Number Five to the Agreement, is amended by deleting “2014” and replacing it with “2015”.

2.    Section 9.2(ii), Payable Gold and Payable Silver Refining Charges for Part B Tonnage. In determining the price payable for the Part B Tonnage in each shipment of the Contractual Tonnage and the Additional Quantity for each of Contract Years 2013 through and including 2017, notwithstanding the provisions of Section 9.2(ii) of the Agreement, the Payable Gold refining charge shall be $5.00 per ounce of Payable Gold, and the Payable Silver refining charge shall be $0.45 per ounce of Payable Silver.

3.    Section 9.3, Minimum and Ceiling Smelting and Refining Charges. The text of Section 9.3 of the Agreement, as provided in Paragraph 6 of Amendment Number Five to the Agreement, is amended to extend the term of the applicability of this provision for an additional three years to include Contractual Tonnage shipped through April 30, 2017, as provided in this Paragraph 3. Except as amended in this Paragraph 3, the text of Section 9.3 of the Agreement contained in Paragraph 6 of Amendment Number Five to the Agreement shall remain unchanged.

A.The first sentence of the first paragraph is amended by deleting “April 27, 2014” and replacing it with “April 30, 2017”.

B.The last sentence of the second paragraph is amended by deleting “April 27, 2014” and replacing it with “April 30, 2017”.

C.The fourth paragraph is amended by deleting “2014” and replacing it with “2015”.

D.The fifth paragraph is amended by:

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(i)deleting “January 1, 2014” and replacing it with “January 1, 2017”,

(ii)deleting “April 27, 2014” and replacing it with “April 30, 2017”, and

(iii)deleting the phrase “full year 2014” and replacing it with “full year 2017”.

E.The sixth paragraph is amended by:

(i)deleting “April 27, 2014” from the first sentence and replacing it with “April 30, 2017”, and

(ii)deleting “2014” from the fourth sentence and replacing it with “2015”.

F.The seventh paragraph is amended by deleting the phrase “the fifteenth anniversary of the Commencement of Commercial Operations, i.e. beyond April 27, 2014” and replacing it with “April 30, 2017”.

4.    Section 10.2, Periodic Review of Certain Commercial Terms. The following provisions of this Paragraph 4 constitute the Commercial Terms specified in Section 10.2 of the Agreement that will be applicable to each shipment of the Contractual Tonnage for each of Contract Years 2013 through and including 2017 and each shipment of Additional Quantity for each of Contract Years 2013 through and including 2014:
A.Definitions of Payable Copper, Payable Gold and Payable Silver Contained in Sections 8.1, 8.2 and 8.3.

(i)Section 8.1 of the Agreement is replaced with the following:
The term “Payable Copper” shall mean:
(a)    96.55% of the full copper content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, subject to a minimum deduction of 1.0 unit if the copper content of each DMT of Concentrates is ≥ 24.0%; and
(b)     96.55% of the full copper content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, subject to a minimum deduction of 1.1 units if the copper content of each DMT of Concentrates is < 24.0%.
(ii)Section 8.2 of the Agreement is replaced with the following:
The term “Payable Gold” shall mean:
(a)    97.50% of the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, if the gold content is ≥ 40 grams per DMT;
(b)    97.25% of the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, if the gold content is < 40 grams but ≥ 20 grams per DMT; and
(c)    97.00% of the full gold content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, if the gold content is < 20 grams per DMT.
(iii)    Section 8.3 of the Agreement is replaced with the following:

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The term “Payable Silver” shall mean:
(a)    100.00% of the full silver content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, less a 15 grams per DMT deduction, if the silver content is ≥ 30 grams per DMT; and
(b)    0.00% of the full silver content (as ascertained by assay in accordance with Article 13) of each DMT of Concentrates, if the silver content is < 30 grams per DMT.
B.Definitions of Quotational Period Contained in Section 8.4. Notwithstanding the provisions of Section 8.4 of the Agreement, the term “Quotational Period” shall have the following meanings:

The term “Quotational Period” shall mean, with respect to the Payable Copper contained in each shipment of the Contractual Tonnage for each of Contract Years 2013, 2014, 2015, 2016 and 2017, unless otherwise mutually agreed in writing by Buyer and Seller, at Buyer’s option, the first calendar month following the month in which the Date of Arrival occurs (1MAMA), the second calendar month following the month in which the Date of Arrival occurs (2MAMA), or the third calendar month following the month in which the Date of Arrival occurs (3MAMA), which shall be declared in writing by Buyer to Seller on a shipment by shipment basis by no later than the date of shipment, i.e. the bill of lading date. In case of the failure of Buyer to timely deliver its written declaration to Seller for the first shipment of the Contract Year 2013 Contractual Tonnage, the Quotational Period for Payable Copper for such shipment shall be deemed to be 2MAMA. In case of the failure of Buyer to timely deliver its written declaration to Seller for any ensuing shipment of Contract Year 2013, Contract Year 2014, Contract Year 2015, Contract Year 2016 or Contract Year 2017 Contractual Tonnage, the Quotational Period for Payable Copper for such shipment shall be deemed to be the same as the option declared (or deemed to have been declared) for the prior shipment.
The term “Quotational Period” shall mean, with respect to the Payable Gold and Payable Silver contained in each shipment of the Contractual Tonnage for each of Contract Years 2013, 2014, 2015, 2016 and 2017, unless otherwise mutually agreed in writing by Buyer and Seller, at Buyer’s option, either the month of scheduled shipment (MOSS) or the first calendar month following the month in which the Date of Arrival occurs (1MAMA), which shall be declared in writing by Buyer to Seller on a shipment by shipment basis by no later than the first day of MOSS. In case of the failure of Buyer to timely deliver its written declaration to Seller for the first shipment of the Contract Year 2013 Contractual Tonnage, the Quotational Period for Payable Gold and Payable Silver for such shipment shall be deemed to be MOSS. In case of the failure of Buyer to timely deliver its written declaration to Seller for any ensuing shipment of Contract Year 2013, Contract Year 2014, Contract Year 2015, Contract Year 2016 or Contract Year 2017 Contractual Tonnage, the Quotational Period for Payable Gold and Payable Silver for such shipment shall be deemed to be the same as the option declared (or deemed to have been declared) for the prior shipment.
C.Payment Terms of Article 11. The payment terms of the original text of Article 11 of the Agreement shall remain unchanged, except that: (i) for Payable Copper, the date on which Buyer shall make a provisional payment equal to 90% of the provisional price as more fully described in Section 11.3 is changed from “the fifth Business Day after the Date of Arrival” to “the fourteenth Business Day after the Date of Arrival (14 BDADA)”, and (ii) for Payable Gold and Payable Silver, the date on which Buyer shall make a provisional payment equal to 90% of the provisional price as more fully described in Section 11.3 is changed from “the fifth Business Day after the Date of Arrival” to “thirty calendar days after the Date of Arrival (30 DADA)”.

D.Penalties Contained in Section 9.4. The penalties contained in the original text of Section 9.4 of the Agreement shall remain unchanged.

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E.Discharging Rates Contained in Section 5.3. The discharging rate contained in Section 5.3(a) of the Agreement is changed from “3,500 WMT’s per weather working day” to “4,000 WMT’s per weather working day”. All other provisions of Section 5.3 shall remain unchanged.

F.The Amount of Dispatch and Demurrage for Bulk Carriers Contained in Section 5.6(a). Notwithstanding wording to the contrary in Section 5.6(a) of the Agreement, the amount of dispatch and demurrage for bulk carriers shall be as per Seller’s applicable charter party or other ocean shipping arrangement (with no maximum limit specified).

G.The Definition of Contracts Criteria Contained in Appendix “A” and Number of Reference Contracts Recited in Section 9.2(i)(c) to be Included in Each of Buyer’s and Seller’s Group of Reference Contracts. The definition of Contracts Criteria in Appendix “A” and the number of the Reference Contracts recited in Section 9.2(i)(c) to be included in each of Buyer’s and Seller’s group of Reference Contracts shall remain unchanged as provided in the Agreement and the Auditor Guidelines.

H.Deviation of the Copper Content of the Concentrates in Section 2.3(c). For purposes of Section 2.3(c) of the Agreement, as amended and restated in Paragraph 1 of Amendment Number Five to the Agreement, the average analysis of copper contained in the total quantity of Concentrates delivered with respect to any calendar month during Contract Year 2013 through and including Contract Year 2017 shall be within ± 10.0% variance of 27.0% (i.e., 24.3% to 29.7%).

5.    Effect. Except as provided in this Amendment, the Agreement remains in full force and effect as written. This Amendment shall be effective only upon written notice from Seller to Buyer of the Government’s approval of the terms of this Amendment. Seller shall provide Buyer with copies of all relevant documents and notices evidencing such approval by the Government.

IN WITNESS WHEREOF, this Amendment is executed by the duly authorized representatives of Buyer and Seller.

WITNESS: /s/	PT FREEPORT INDONESIA By: /s/ Javier Targhetta Javier Targhetta Senior Vice President
WITNESS: /s/	PT SMELTING By: /s/ Makoto Miki Makoto Miki President Director

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Amendment Number Seven to Gresik CPSA 4